SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)    NOVEMBER 12, 1996



                             ATLANTIS PLASTICS, INC.
              ----------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



         FLORIDA                          1-9487               06-1088270
----------------------------          -------------        -------------------
(State or Other Jurisdiction          (Commission             (IRS Employer
     of Incorporation)                 File Number)        Identification No.)



              1870 THE EXCHANGE, SUITE 200, ATLANTA, GEORGIA     30339
       ------------------------------------------------------------------
               (Address of Principal Executive Offices)        (Zip Code)



Registrant's telephone number, including area code   (800) 497-7659


                                 NOT APPLICABLE
  ----------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

           (b)      Pro Forma Financial Information.

                    The Registrant's Unaudited Pro Forma Condensed Consolidated Balance Sheet at September 30, 1996 and Unaudited Pro Forma Condensed Consolidated Statements of Income for the nine months ended September 30, 1996 and for the year ended December 31, 1995 are attached hereto as Attachment 7(b) and such Unaudited Pro Forma Condensed Consolidated Balance Sheet and Statements of Income are incorporated herein by reference.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                      ATLANTIS PLASTICS, INC.


January 27, 1997

                       By: /S/ PAUL RUDOVSKY
                           ----------------------------------------------------
                           Paul Rudovsky
                           Executive Vice President, Finance and Administration and Chief Financial Officer

                              INDEX TO ATTACHMENTS




ATTACHMENT       DESCRIPTION
----------       -----------

7(b) The Registrant's Unaudited Pro Forma Condensed Consolidated Balance Sheet at September 30, 1996 and Unaudited Pro Forma Condensed Consolidated Statements of Income for the nine months ended September 30, 1996 and for the year ended December 31, 1995.

                             ATLANTIS PLASTICS, INC.
                    UNAUDITED PRO FORMA FINANCIAL INFORMATION

         On November 12, 1996, Atlantis Plastics, Inc. (the "Registrant") completed the sale of all of the capital stock of its wholly-owned subsidiary Plastic Containers, Inc., an Alabama corporation ("PCI") to Reid Plastics, Inc., a California corporation ("Reid"). The following summary of the transaction is qualified in its entirety by the more detailed information contained in the Stock Purchase Agreement attached as Exhibit 2.1 to the Form 8-K filed on November 27, 1996 in connection with the sale of PCI.

         PCI is a manufacturer of blow molded plastic containers. PCI's assets include primarily its manufacturing facility in Demopolis, Alabama, the real estate on which the facility is located, and the associated accounts receivable, inventory, and property, plant and equipment.

         In consideration for the capital stock of PCI, the Registrant agreed on a selling price of $7.5 million plus a working capital adjustment of approximately $765,000, which resulted in an estimated after-tax gain of approximately $1.9 million, or approximately $0.25 per share. The Registrant used the $8.3 million proceeds from the sale (less $250,000 in escrow) to pay transaction-related expenses, to repay PCI-related debt, to reduce amounts outstanding under the Registrant's revolving line of credit and for other corporate purposes. The amount of consideration paid by Reid to the Registrant for the capital stock of PCI was determined through arms' length negotiations between representatives of the Registrant and Reid.

         The Unaudited Pro Forma Condensed Consolidated Balance Sheet at September 30, 1996 gives effect to the disposition by the Registrant of all of the capital stock of PCI, as if such disposition had occurred as of September 30, 1996. The Unaudited Pro Forma Condensed Consolidated Statements of Income for the nine months ended September 30, 1996 and for the year ended December 31, 1995 give effect to the disposition as if it had occurred on January 1, 1995.

         The Registrant's historical financial information used in preparation of the unaudited pro forma condensed consolidated financial statements have been derived from the Registrant's audited consolidated financial statements contained in its Annual Report on Form 10-K for the year ended December 31, 1995 and from the unaudited consolidated financial statements contained in its Quarterly Report on Form 10-Q for the nine month period ended September 30, 1996. PCI's historical financial information used in preparation of the pro forma condensed consolidated financial statements has been derived from PCI's unaudited financial statements for the year ended December 31, 1995 and as of and for the nine months ended September 30, 1996, respectively.

         The pro forma data are presented for informational purposes only and are not necessarily indicative of the operating results or financial position that would have occurred had the transactions been consummated at the dates indicated, nor are they necessarily indicative of future operating results or financial condition. The estimated gain on sale reflected in the accompanying financial information is subject to revision due to changes in taxes, transaction expenses or other components of the gain calculation.

         For per share data purposes, primary and fully diluted earnings per share are substantially equivalent.


                             ATLANTIS PLASTICS, INC.
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1996
                                 (IN THOUSANDS)

                                                         DISPOSITION OF
                                                             PLASTIC             PRO FORMA
                                        ATLANTIS        CONTAINERS, INC.        ADJUSTMENTS         PRO FORMA
                                     PLASTICS, INC.         (NOTE 1a)            (NOTE 1)             TOTAL
                                    -----------------  --------------------   ----------------    ---------------
Assets
Cash and cash equivalents                       $704                ($579)             $7,727 (b)         $7,852
Accounts receivable, net                      30,761               (1,522)                                29,239
Inventories                                   21,429               (1,653)                                19,776
Other current assets                           6,332                  (10)                                 6,322
                                    -----------------  --------------------   ----------------    ---------------

Total current assets                          59,226               (3,764)              7,727             63,189

Property and equipment, net                   60,616               (2,893)                                57,723
Investment in WinsLoew
   Furniture, Inc. stock                       5,169                                                       5,169
Goodwill, net                                 51,483                 (562)                                50,921
Other assets                                   3,024                                      250 (b)          3,783
                                                                                          509 (b)
                                    -----------------  --------------------   ----------------    ---------------

Total assets                                $179,518              ($7,219)             $8,486           $180,785
                                    =================  ====================   ================    ===============

Liabilities and
   Shareholders' Equity
Accounts payable and
   accrued expenses                          $27,347              ($1,076)             $1,366 (b)        $27,637
Current portion of
   long-term debt                              2,609                   (4)                                 2,605
                                    -----------------  --------------------   ----------------    ---------------

Total current liabilities                     29,956               (1,080)              1,366             30,242

Long-term debt, net                          109,827                   (6)              (288) (b)        109,533
Deferred income taxes                          7,989                 (303)                                 7,686
Other liabilities                              1,173                                                       1,173
                                    -----------------  --------------------   ----------------    ---------------

Total liabilities                            148,945               (1,389)              1,078            148,634

Shareholders' equity                          30,573               (5,830)              5,830 (c)         32,151
                                                                                        1,578 (c)
                                    -----------------  --------------------   ----------------    ---------------

Total liabilities and
   shareholders' equity                     $179,518              ($7,219)             $8,486           $180,785
                                    =================  ====================   ================    ===============


    The accompanying Notes are an integral part of these Unaudited Pro Forma
                  Condensed Consolidated Financial Statements.

                             ATLANTIS PLASTICS, INC.
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                               PRO FORMA
                                 ATLANTIS      ADJUSTMENTS        PRO FORMA
                               PLASTICS, INC.   (NOTE 1)            TOTAL
                               ------------   -------------      ------------
Net sales                         $203,060       ($10,144)  (a)     $192,916

Cost of sales                      166,916         (8,119)  (a)      158,797

Selling, general and
     administrative expenses        20,833           (730)  (a)       20,103
                               ------------   -------------      ------------

Operating income                    15,311         (1,295)            14,016

Net interest expense                (9,707)            16   (a)       (9,124)
                                                      567   (d)
                               ------------   -------------      ------------

Income from continuing
   operations before
   income taxes                      5,604           (712)             4,892

Income tax provision                (2,603)           504   (a)       (2,320)
                                                     (221)  (e)
                               ------------   -------------      ------------

Income from continuing
   operations                        3,001           (429)            2,572

Preferred stock dividends
                                       109               -              109
                               ------------   -------------      ------------

Income from continuing
   operations applicable
   to common shares
   and equivalents                  $2,892          ($429)           $2,463
                               ============   =============      ============

Income from continuing
   operations per share              $0.39                            $0.33

Weighted average shares              7,447                            7,447


    The accompanying Notes are an integral part of these Unaudited Pro Forma
                  Condensed Consolidated Financial Statements.


                                   ATLANTIS PLASTICS, INC.
                UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                             FOR THE YEAR ENDED DECEMBER 31, 1995
                            (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                             PRO FORMA
                                          ATLANTIS          ADJUSTMENTS           PRO FORMA
                                       PLASTICS, INC.        (NOTE 1)               TOTAL
                                      -----------------   ----------------      ---------------
Net sales                                     $281,064          ($12,910)  (a)        $268,154

Cost of sales                                  239,969           (11,235)  (a)         228,734

Selling, general and
     administrative expenses                    29,357            (1,060)  (a)          28,297
Impairment of long-lived assets                 10,551            (4,330)  (a)           6,221
Other restructuring charges                      1,902                                   1,902
                                      -----------------   ----------------      ---------------

Operating income (loss)                           (715)            3,715                 3,000

Other expense
                                                  (338)                                   (338)
Net interest expense                           (14,179)               44  (a)          (13,522)
                                                                     613  (d)
                                      -----------------   ----------------      ---------------

Loss from continuing
   operations before
   income taxes                                (15,232)            4,372               (10,860)

Income tax benefit                               1,674               285  (a)            1,720
                                                                    (239) (e)
                                      -----------------   ----------------      ---------------
Loss from continuing
   operations                                  (13,558)            4,418                (9,140)

Preferred stock dividends
                                                   145                 -                   145
                                      -----------------   ----------------      ---------------

Loss from continuing
   operations applicable
   to common shares
   and equivalents                            ($13,703)           $4,418               ($9,285)
                                      =================   ================      ===============

Loss from continuing
   operations per share                         ($1.90)                                 ($1.29)

Weighted average shares                          7,208                                   7,208



    The accompanying Notes are an integral part of these Unaudited Pro Forma
                  Condensed Consolidated Financial Statements.

                             ATLANTIS PLASTICS, INC.
          NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL
                                   STATEMENTS


1.       Pro Forma Adjustments: (Thousands of dollars)

A description of the adjustments and assumptions included in the unaudited pro forma condensed consolidated financial statements are as follows:

(a) Represents the removal of PCI's separate company balance sheet and income statement amounts.

(b)      To reflect the estimated net cash proceeds from the PCI disposition:

                                                                        (Thousands of dollars)
         Selling price                                                            $8,265
         Less: Amount in escrow                                                     (250)
         Repayment of PCI-related debt                                              (288)
                                                                               ----------
                Subtotal                                                           7,727

         Transaction-related expenses accrued on PCI disposition as of 9/30/96    (1,366)
         Accrued tax benefit associated with the transaction                         509
                                                                               ---------
                  Expected net cash proceeds after repayment of PCI-related
                  debt, transaction expenses and tax benefits                     $6,870

         Subsequent to the closing of the transaction, the Registrant utilized
         $3,679 of the cash proceeds from the sale to repay the outstanding balance on its revolving line of credit.

(c)      To reflect the estimated gain on disposition of PCI:

         Selling price                                                            $8,265
         Registrant's basis in PCI as of 9/30/96                                  (5,830)
         Transaction-related expenses accrued on PCI disposition as of 9/30/96    (1,366)
          Accrued tax benefit associated with the transaction                        509
                                                                               ----------
                  Estimated after-tax gain on PCI disposition as of 9/30/96        1,578

         Change in PCI book basis from 10/1/96 to closing date                       306
                                                                               ----------
                  Estimated after-tax gain on PCI disposition as of 11/12/96      $1,884

(d) Net interest expense has been adjusted to reflect the pro forma reduction in debt outstanding utilizing the net cash proceeds generated from the PCI disposition. Accordingly, net interest expense was reduced $613 and $567 for the year ended December 31, 1995 and the nine months ended September 30, 1996, respectively.

(e) Provision for income taxes has been adjusted for the pro forma interest expense described in (d) above, at an incremental tax rate of 39%.